UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2009

Black Gaming, LLC
 (Exact name of registrant as specified in its charter)

Nevada	333-123179	20-8160036
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10777 W Twain Ave, Las Vegas, Nevada	89135
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 318-6888

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 Costs Associated with Exit or Disposal Activities.
Item 8.01 Other Events.
On May 20, 2009, Black Gaming, LLC (together with its direct and indirect wholly-owned subsidiaries, the “Company”) issued a press release, attached as Exhibit 99.1, announcing its decision to further reduce operations at the Company’s Oasis Resort Casino Golf and Spa (“Oasis”) beginning on May 20, 2009. The Company issued Worker Adjustment and Retraining Notification Act (WARN) notices to the affected employees and the appropriate government officials on the same date. The reduction in operations is expected to affect approximately 147 of the Company’s 1,700 plus employees and is expected to be completed by July 19, 2009. The Company expects to record approximately $500,000 to $600,000 in net charges related to the reduction in operations at the Oasis, primarily related to employee severance costs.
The decision to further reduce operations at the Oasis is due to the weakening economy and anticipated future decline in demand for the Company’s casino services. After the reduction in operations at the Oasis, the Company expects to use the Oasis hotel rooms, RV Park and convention facilities on an as-needed, overflow basis; provide at least 16 slot machines for play at the Oasis; honor its Oasis timeshare commitments; and continue to operate the Oasis golf course and gun club. The Company expects to close the Denny’s® Restaurant on May 31, 2009 and the Oasis go-cart and miniature golf facilities on May 20, 2009.
Item 9.01 — Financial Statements and Exhibits.

Exhibit	Name

Exhibit 99.1	Press Release dated May 20, 2009
Forward-Looking Statements
The information in this Current Report on Form 8-K contains “forward-looking statements” within the meaning of U.S. federal securities laws. The Company has based its forward-looking statements on current expectations and projections about the future, however, these statements are subject to risks, uncertainties and assumptions, any of which could cause the Company’s actual results to differ materially from those expressed in its forward-looking statements. More information about these risks, uncertainties and assumptions can be found in the risk factors and forward-looking statements cautionary language contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2009 and in other filings made with the Securities and Exchange Commission. The Company does not undertake, and specifically disclaims, any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date such forward-looking statements are made.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Black Gaming, LLC
Date: May 20, 2009	By:	/s/ Sean P. McKay
Sean P. McKay
Its: Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Name

Exhibit 99.1	Press Release dated May 20, 2009